Exhibit 10.5.2

SCHEDULE IDENTIFYING SUBSTANTIALLY IDENTICAL AGREEMENTS TO EXHIBIT 10.5.1

Option to Purchase, dated as of August 18, 2004, by and between Covenant Place of Burleson, Inc. and Capital Senior Living Acquisition, LLC

This Option to Purchase relates to the Covenant Place of Burleson property and differs from Exhibit 10.5.1 in the following respects:

In Section 4, the purchase price for the first thirty (30) months of the Option Period is $6,557,506, and the purchase price during the second thirty (30) months of the Option Period is $6,717,445.

Option to Purchase, dated as of August 18, 2004, by and between Cedar Hill Retirement Community, Inc. and Capital Senior Living Acquisition, LLC

This Option to Purchase relates to the Crescent Point Retirement Community property and differs from Exhibit 10.5.1 in the following respects:

In Section 4, the purchase price for the first thirty (30) months of the Option Period is $10,217,620, and the purchase price during the second thirty (30) months of the Option Period is $10,466,830.

Option to Purchase, dated as of August 18, 2004, by and between Covenant Place of Richland Hills, Inc. and Capital Senior Living Acquisition, LLC

This Option to Purchase relates to the Good Place Assisted Living property and differs from Exhibit 10.5.1 in the following respects:

In Section 4, the purchase price for the first thirty (30) months of the Option Period is $4,557,155, and the purchase price during the second thirty (30) months of the Option Period is $4,668,305.

Option to Purchase, dated as of August 18, 2004, by and between CGI Real Estate, Inc. and Capital Senior Living Acquisition, LLC

This Option to Purchase relates to the Meadow Lakes Retirement Community property and differs from Exhibit 10.5.1 in the following respects:

In Section 4, the purchase price for the first thirty (30) months of the Option Period is $9,737,920, and the purchase price during the second thirty (30) months of the Option Period is $9,975,430.

Option to Purchase, dated as of August 18, 2004, by and between Covenant Place of Arlington, Inc. and Capital Senior Living Acquisition, LLC

This Option to Purchase relates to the Meadow View Assisted Living property and differs from Exhibit 10.5.1 in the following respects:

In Section 4, the purchase price for the first thirty (30) months of the Option Period is $3,309,933, and the purchase price during the second thirty (30) months of the Option Period is $3,390,663.

Option to Purchase, dated as of August 18, 2004, by and between Covenant Place of Waxahachie, Inc. and Capital Senior Living Acquisition, LLC

This Option to Purchase relates to the Covenant Place of Waxahachie property and differs from Exhibit 10.5.1 in the following respects:

In Section 4, the purchase price for the first thirty (30) months of the Option Period is $3,645,724, and the purchase price during the second thirty (30) months of the Option Period is $3,734,644.